SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                               ------------------
                                January 31, 2003

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    00-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (915) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

              ----------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

                    Current Report Pursuant to Section 13 or
                  15(d) of The Securities Exchange Act of 1934


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                                   FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

AMEN Properties, Inc. announced today, January 31, 2003, that the shareholders approved a 1-for-4 reverse stock split in a special meeting held January 30, 2003. The company amended the articles of incorporation to effectuate the reverse split earlier this morning, and Monday, February 3, 2003 will be the first day of trading under the new symbol, AMECD. After 20 trading days, on March 4, 2003, the symbol will revert back to AMENC, and will continue trading under this symbol for the duration of the exception period granted by the Nasdaq Listing Panel. The "C" will be removed from the symbol when the Nasdaq Listing Panel has confirmed compliance with the terms of the exception and all other criteria necessary for continued listing. The press release is included as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

   (a)  Financial Statements - not applicable

   (b)  Pro Forma Financial Information - not applicable

   (c)  Exhibits
        99.1 Press release of AMEN Properties, Inc. dated January 31, 2003, titled "AMEN Properties Announces Shareholder Approval of a 1-for-4 Reverse Stock Split - Symbol to AMECD"

Exhibit Index

Exhibit no.      Document description

99.1 Press release of AMEN Properties, Inc. dated January 31, 2003, titled "AMEN Properties Announces Shareholder Approval of a 1-for-4 Reverse Stock Split - Symbol to AMECD "

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            __________________________________________
                            AMEN Properties, Inc.
                            ---------------------
                            (Registrant)

Date: January 31, 2003      __________________________________________
      ----------------                 By /s/ Eric Oliver
                                       ------------------
                            Chairman of the Board of Directors and Chief
                            Executive Officer
                            (Signature)


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